Exhibit 24

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Cory T. Walker, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 2012 Annual Report on Form 10-K for Brown & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ SAMUEL P. BELL III
Samuel P. Bell, III

Dated: January 15, 2013

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Cory T. Walker, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 2012 Annual Report on Form 10-K for Brown & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ HUGH M BROWN
Hugh M. Brown

Dated: January 15, 2013

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Cory T. Walker, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 2012 Annual Report on Form 10-K for Brown & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ J. HYATT BROWN
J. Hyatt Brown

Dated: January 15, 2013

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Cory T. Walker, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 2012 Annual Report on Form 10-K for Brown & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ BRADLEY CURREY, JR.
Bradley Currey, Jr.

Dated: January 15, 2013

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Cory T. Walker, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 2012 Annual Report on Form 10-K for Brown & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ THEODORE J. HOEPNER
Theodore J. Hoepner

Dated: January 15, 2013

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Cory T. Walker, or either of them, as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the 2012 Annual Report on Form 10-K for Brown & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ TONI JENNINGS
Toni Jennings

Dated: January 15, 2013

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Cory T. Walker, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 2012 Annual Report on Form 10-K for Brown & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ TIMOTHY R.M. MAIN
Timothy R.M. Main

Dated: January 15, 2013

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Cory T. Walker, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 2012 Annual Report on Form 10-K for Brown & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ H. PALMER PROCTOR
H. Palmer Proctor

Dated: January 15, 2013

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Cory T. Walker, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 2012 Annual Report on Form 10-K for Brown & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ WENDELL S. REILLY
Wendell S. Reilly

Dated: January 15, 2013

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Cory T. Walker, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 2012 Annual Report on Form 10-K for Brown & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ JOHN R. RIEDMAN
John R. Riedman

Dated: January 15, 2013

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Cory T. Walker, or either of them, as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the 2012 Annual Report on Form 10-K for Brown & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ CHILTON D. VARNER
Chilton D. Varner

Dated: January 15, 2013

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Jennifer A. Hayes, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 2012 Annual Report on Form 10-K for Brown & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ CORY T. WALKER
Cory T. Walker

Dated: January 15, 2013